Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, A
S ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

               In connection with the Quarterly Report of Lucas Energy, Inc. on Form 10-Q for the three months ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, K. Andrew Lai, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ K. Andrew Lai
K. Andrew Lai
Chief Financial Officer (Principal Financial Officer)
November 14, 2011